EXHIBIT 10



                               MATERIAL CONTRACTS

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                     SURF GROUP INC SPIN OFF AGREEMENT WITH
                            PREDECESSOR J ESPO'S INC.

                              ASSIGNMENT AGREEMENT

     In consideration of good and valuable consideration, receipt of which is hereby acknowledged between J Espo's Inc. and Surf Group Inc. on December 5,

2000, or such other extended time as Surf Group Inc. shall deem desirable. All assets, liabilities, an the on-going business operations of J Espo's Inc. Retail and Wholesale Divisions, wherever located and of every nature and description be and the same hereby are transferred and assigned to Surf Group Inc., a New York domestic business corporation, and as soon as practicable after the closing of an Agreement and Plan of Reorganization, and compliance with or exemption from applicable laws, rules, and regulations concerning the public issuance of securities, one share of common stock of Surf Group Inc., on a one to one basis,

shall be issued to each and every shareholder of record of J Espo's Inc. as of

December 18, 2000.


 Dated:  East Hampton, New York
         December 05, 2000


                                             J Espo's Inc.

                                             By:  /s/  Jeffrey R. Esposito
                                                  ---------------------------
                                                  Jeffrey R. Esposito, President

ACCEPTED AND AGREED:

Surf Group Inc.


By:  /s/  Jeffrey R. Esposito
     ------------------------------
     Jeffrey R. Esposito, President




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                                LEASE AGREEMENT


LANDLORD:               Old Barn Development Corp


TENANT:                 Surf Group Inc


PREMISES:               57 Main Street
                        East Hampton, New York 11937


TERMS:                  Used for Retail/Wholesale of Sporting Goods & Equipment


PERIOD:                 January 1, 2002 through December 31, 2002
                        @ $1,600.00 per month.


Tenant will pay own oil, electric and water charges.

Tenant will keep in force and effect at tenant expense a Public Liability Insurance Policy with limits of $500,000 injuries and $1,000,000 coverage in respect to any one accident.


/s/  Jeffrey R. Esposito                     /s/  Jeffrey R. Esposito
------------------------------               ----------------------------------
Landlord                                     Tenant
Old Barn Development Corp                    Surf Group Inc
Jeffrey R. Esposito, President               Jeffrey R. Esposito, President
December 29, 2001                            December 29, 2001


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                                   Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Jeffrey R. Esposito
                                        ----------------------------------------
                                                    (Registrant)


Date:        1/3/02                     By:  /s/  Jeffrey R. Esposito
      --------------------                   -----------------------------------
                                                    (Signature)